Offerings - Offering: 1	May 11, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 47,320,976.59
Amount of Registration Fee	$ 6,535.03
Offering Note

(1) Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and 99% of the net asset value of the Trust rounded to four decimal places as of May 5, 2026.